UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2018, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On February 13, 2018, the Company will host a conference call to discuss these financial results. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All information in the press release and the presentation is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 7, 2018, following consultation with its independent compensation consultant, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved certain compensation arrangements with respect to the Company’s executive officers as described below.

Base Salaries

The Committee set the base salaries of the Company’s executive officers for fiscal 2018 as follows: Peter R. Knitzer, President and Chief Executive Officer: $550,000; John D. Schachtel, Executive Vice President and Chief Operating Officer: $360,000; Donald E. Thomas, Executive Vice President and Chief Financial Officer: $355,000; Daniel J. Taggart, Senior Vice President and Chief Risk Officer: $330,000; and Brian J. Fisher, Senior Vice President and General Counsel: $300,000.

2018 Annual Cash Incentive Opportunities

The Committee approved annual target bonus award opportunities to Messrs. Knitzer, Schachtel, Thomas, Taggart, and Fisher in an amount equal to 100% of each such executive officer’s base salary. Each officer will be eligible to earn up to 150% of his target award based on the achievement of certain performance goals established by the Committee.

Grant of Option Awards, Performance-Contingent Restricted Stock Unit Awards, and Cash-Settled Performance

Unit Awards

The Committee granted the following awards to certain of the Company’s executive officers under the Regional Management Corp. 2015 Long-Term Incentive Plan (As Amended and Restated Effective April 27, 2017) (the “Plan”): (i) nonqualified stock options, (ii) performance-contingent restricted stock units (“RSUs”), and (iii) cash-settled performance units (“performance units”), in each case subject to the terms of the Plan and the applicable award agreement.

The executive officers, other than Mr. Schachtel, were each granted a nonqualified stock option, subject to a Nonqualified Stock Option Agreement (the “NQSO Agreement”), to purchase such number of shares of the Company’s common stock as may be determined by dividing the value of the grant (as described below) by the fair value of each option share (calculated on or as close in time as practicable to the grant date in accordance with GAAP and the Black-Scholes option model) as follows: Mr. Knitzer: $733,334; Mr. Thomas: $177,500;

Mr. Taggart: $110,000; and Mr. Fisher: $100,000. The option price of each option is equal to the fair market value of the Company’s common stock on the grant date, and each option has a 10-year term, with one-third of the shares subject to each option vesting on each of December 31, 2018, December 31, 2019, and December 31, 2020, subject to the executive’s continued employment from the grant date through the respective vesting date or as otherwise provided in the NQSO Agreement, the form of which was previously filed with the Securities and Exchange Commission (the “SEC”).

The executive officers were each granted RSUs with the target number of units calculated by dividing the value of the grant by the closing price of the Company’s common stock on the grant date, based upon grants of the following values: Mr. Knitzer: $733,333; Mr. Schachtel: $275,000; Mr. Thomas: $177,500; Mr. Taggart: $110,000; and Mr. Fisher: $100,000. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units and will be based on achievement of (i) the Company’s compound annual growth rate of net income compared to the compound annual growth rate of net income for the Company’s peer group and (ii) each such executive’s and the Company’s overall performance, in each case over the performance period, January 1, 2018 through December 31, 2020, and the continued employment of each such executive through December 31, 2020, or as otherwise provided in the Performance-Contingent Restricted Stock Unit Award Agreement, the form of which was previously filed with the SEC.

The executive officers were each granted the following number of performance units with a target value of $1.00 per performance unit: Mr. Knitzer: 733,333; Mr. Schachtel: 275,000; Mr. Thomas: 177,500; Mr. Taggart: 110,000; and Mr. Fisher: 100,000. The actual value of performance units, if any, that may be earned may range from 0% to 150% of the target value and will be based on achievement of (i) the Company’s compound annual growth rate of earnings per share compared to the compound annual growth rate of earnings per share for the Company’s peer group and (ii) each such executive’s and the Company’s overall performance, in each case over the performance period, January 1, 2018 through December 31, 2020, and the continued employment of each such executive through December 31, 2020, or as otherwise provided in the Cash-Settled Performance Unit Award Agreement, the form of which was previously filed with the SEC.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 8, 2018, the Board approved certain amendments to the Company’s Code of Business Conduct and Ethics (the “Code”). The amendments were intended to update and bring the Code more in line with current best practices by, among other things, strengthening and updating Code sections on Procedures for Making Complaints, Conflicts of Interest, Compliance with Laws, Insider Trading and Other Matters, and Waivers and Amendments. Changes were also approved to add new Code sections on Information Systems, Political Contributions, and Sexual and Other Harassment to align the Code with the Company’s other current policies. The Code, as amended, is available in the Corporate Governance section of the Company’s website at www.regionalmanagement.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Regional Management Corp. on February 13, 2018, announcing financial results for Regional Management Corp. for the quarter and year ended December 31, 2017.

99.2	Presentation of Regional Management Corp., dated February 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: February 13, 2018	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and Chief Financial Officer